ING SERIES FUND, INC.

ING Capital Allocation Fund

(“Fund”)

Supplement dated February 29, 2012 to the

Fund’s current Prospectus (“Prospectus”)

1.	Effective immediately, the section entitled “Key Information About the Underlying Funds” of the Prospectus is amended to include the following:

Underlying Fund: ING Large Cap Growth Fund

Investment Adviser: ING Investments, LLC

Sub-Adviser: ING Investment Management Co. LLC

Investment Objective: Long-term capital growth.

Main Investments: The fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of large-capitalization companies. For this fund, large-capitalization companies are companies with market capitalizations which fall within the range of companies in the Russell 1000® Growth Index at the time of purchase. The fund may invest in derivative instruments that include, but are not limited to, index futures and options. The fund may also invest up to 25% of its assets in foreign securities. The fund may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder. The fund may lend portfolio securities on a short-term or long-term basis, up to 331/3% of its assets.

Main Risks: Company, currency, derivative instruments, foreign investments, growth investing, liquidity, market, other investment companies, and securities lending.

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